SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 22, 2009
                                                        ------------------


                            BellaVista Capital, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)


         Maryland                     0-30507                    94-3324992
         --------                     -------                    ----------
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


                  15700 Winchester Blvd, Los Gatos, CA    95030
                  ------------------------------------    -----
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (408) 354-8424
                                                           --------------

                                       N/A
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01.  Regulation FD Disclosure

On September 22, 2009, the registrant held a Special Meeting of Shareholders that was the subject of a Notice of Special Meeting of Shareholders dated and mailed to shareholders of record on September 10, 2009. The meeting was held to vote the three proposals made by MacKenzie Patterson Fuller, LP ("MPF"), a beneficial owner of the registrant's shares, as described in MPF's Proxy Statement mailed to shareholders on or about June 5, 2009 and the registrant's Proxy Statement mailed to shareholders on or about July 22, 2009. Those proposals were:

1. Proposal No. 1:    Expansion of board of directors to nine members by
                      amending bylaws;
2. Proposal No. 2:    Election of the following five directors nominated by MPF
                      to fill vacancies created by the foregoing the expansion
                      of the board:
                      C. E. Patterson (Class II Director, term expiring in 2011)
                      Glen Fuller (Class III Director, term expiring in 2010)
                      Chip Patterson (Class I Director, term expiring in 2012)
                      Robert E. Dixon (Class II Director, term expiring in 2011)
                      Christine E. Simpson (Class III Director, term expiring
                      in 2010); and
3. Proposal No. 3     Engagement of MPF for investment management services for
                      a flat annual fee equal to 2% of the Company's assets.

As of the date of the Special Meeting, the registrant had a total of 11,171,433 of its common shares held of record outstanding and entitled to vote on the proposals. Of those shares, a total of 7,920,846 (or 70.9% of the outstanding shares) were present in person or by proxy at the meeting and voted on the proposal. A quorum having been achieved, the vote was final and effective on all three proposals.

The votes on each of the proposals were identical on all proxies and ballots and the total shares voting for the proposals, the shares voting against the proposals and shares abstaining were as follows:

A total of 372,775 shares (representing 4.71% of the shares voted at the meeting and 3.34% of the outstanding shares) voted in favor of each of the proposals.

A total of 7,540,854 shares (representing 95.2% of the shares voted at the meeting and 67.5% of the outstanding shares) voted against of each of the proposals.

A total of 7,217 shares (representing 0.09% of the shares voted at the meeting and 0.06% of the outstanding shares) abstained with respect to each of the proposals.

In order to be adopted as the action of the shareholders, each of the proposals required the vote in favor by a majority of the shares in a duly constituted quorum. Accordingly, each of the proposals was defeated by the shareholders.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   September 23, 2009                 BellaVista Capital, Inc.



                                            By: /s/ WILLIAM OFFENBERG
                                                -----------------------
                                            Name: William Offenberg
                                            Title: Chief Executive Officer